EXHIBIT 23.5







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-3 (Nos. 333-78717 and 333-88783) of Jersey Central Power & Light Company of our report dated January 31, 2001 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 29, 2002